UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 30, 2020

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.70% Series K	VNO/PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 30, 2020, Joseph Macnow, the Chief Financial Officer and Chief Administrative Officer of Vornado Realty Trust (the “Company”), and the Company agreed that Mr. Macnow will retire at the close of business on December 31, 2020. Mr. Macnow will receive severance of $4.5 million.
Effective as of December 31, 2020, the Company’s Board of Trustees appointed Michael Franco, who currently serves as the Company’s President, to the additional role of Chief Financial Officer, and Thomas Sanelli was promoted to Executive Vice President – Finance & Chief Administrative Officer.
Effective as of January 1, 2021, Mr. Macnow will become a Senior Advisor to the Company and will receive aggregate annual compensation of $1.0 million in connection therewith.

Item 7.01. Regulation FD Disclosure.
On December 1, 2020, the Company issued a press release announcing the change in Chief Financial Officer discussed above and an overhead reduction program. That press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or Vornado Realty L.P. under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

99.1	Vornado Realty Trust press release dated December 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: December 1, 2020

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: December 1, 2020

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